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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             AUGUST 13, 2002


                         PEREGRINE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                       000-17085               95-3698422
   (State or other                  (Commission           (I.R.S. Employer
    jurisdiction                   File Number)          Identification No.)
  of incorporation)

                        14272 FRANKLIN AVENUE, SUITE 100
                   TUSTIN, CALIFORNIA                92780-7017
          (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:      (714) 508-6000

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ITEM 5.  OTHER EVENTS.

         On August 13, 2002, the Registrant issued a press release announcing that it had sold to one institutional investor 2.9 million shares of its common stock pursuant to its shelf registration statement for aggregate gross proceeds $1,856,000.

         In connection with the offering, the Company paid in cash placement agent fees in the amount of $92,800. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

                Exhibit      Name of Exhibit
                -------      ---------------

                99.1         Press release of Registrant dated August 13, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PEREGRINE PHARMACEUTICALS, INC.



Date: August 13, 2002                  By: /s/ Edward J. Legere,
                                           -------------------------------------
                                           Edward J. Legere,
                                           President and Chief Executive Officer

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